Exhibit 10.5

SECOND AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT

                                THIS SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is entered into by and among the undersigned parties as of July 31, 2003.

                                WHEREAS, on January 1, 2002, Vornado Realty Trust (the “Company”), Robert H. Smith, Robert P. Kogod, Clarice R. Smith, Arlene R. Kogod and Charles E. Smith Management, Inc. entered into a registration rights agreement, and such agreement was amended on or about May 17, 2002 (as amended, the “Agreement”)

                                WHEREAS, on June 16, 2003, the Company, Vornado Realty L.P. (“VRLP”), CESC 2101 L Street L.L.C., 1100 21ST Street Associates Limited Partnership (the “2101 L Street Property Partnership”), Robert H. Smith and Ralph S. Dweck, entered into a Contribution Agreement (the “Contribution Agreement”);

                                WHEREAS, pursuant to the Contribution Agreement, (i) the 2101 L Street Property Partnership will contribute the property located at 2101 L Street N.W. in Washington, D.C. (and certain related assets and liabilities), to a wholly-owned subsidiary of VRLP in exchange for the issuance of Class A Units in VRLP (the “2101 L Street Units”) to the Property Partnership, and (ii) following the closing of such transactions, the 2101 L Street Property Partnership will distribute such Class A Units to the partners of the 2101 L Street Property Partnership (the “PP Partners”) (including the parties to the Agreement who are also partners of the Property Partnership) on a pro rata basis; provided that certain of such units will be deposited with an escrow agent to satisfy indemnity obligations of the 2101 L Street Property Partnership under the Contribution Agreement;

                                WHEREAS, pursuant to the Second Amended and Restated Agreement of Limited Partnership of VRLP, as amended, and the Contribution Agreement, subject to various limitations set forth in such agreements, the 2101 L Street Property Partnership and the PP Partners will be entitled to redeem their respective Class A Units for cash or, at the Company’s election, common shares of beneficial interest of the Company (the “Common Shares” and such redemption right, the “L Street Redemption Right”) commencing on (or shortly after) the first anniversary of the closing under the Contribution Agreement;

                                WHEREAS, the parties desire to amend the Agreement to provide that upon any exercise of the L Street Redemption Right that is satisfied with Common Shares, the Common Shares issued to the PP Partners who are also parties to the

Agreement shall be deemed Registrable Shares (as defined in the Agreement) for all purposes of the Agreement; and

                                WHEREAS, capitalized terms shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

                                NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the undersigned hereby acknowledge and agree as follows:

                                1.             Amendment of Definition of Registrable Shares.  The definition of “Registrable Shares” in the Agreement shall be amended to include the following immediately before the phrase “but excluding any such Common Shares,”:

                                                “and all Common Shares issued or issuable upon redemption of the 2101 L Street Units that are issued to the 2101 L Street Property Partnership and are subsequently distributed to and held by the Holders (assuming the Company elects to deliver Common Shares in satisfaction of the 2101 L Street Redemption Right)”.

                                2.             Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect, which terms and conditions the undersigned hereby ratify and affirm.

                                3.             This Amendment may be executed in two or more counterparts all of which shall be considered one and the same agreement and each of which shall be deemed an original.

[signature page follows]

                                IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date first set forth above.

VORNADO REALTY TRUST

By:	/s/ Joseph Macnow
Name: Joseph Macnow
Title: Executive Vice President

/s/ Robert H. Smith
ROBERT H. SMITH

/s/ Clarice R. Smith
CLARICE R. SMITH

/s/ Robert P. Kogod
ROBERT P. KOGOD

/s/ Arlene R. Kogod
ARLENE R. KOGOD

CHARLES E. SMITH MANAGEMENT, INC.

By:	/s/ Robert H. Smith
Name: Robert H. Smith
Title: Vice President